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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549
                             ----------------------------


                                       FORM 8-K


                   Current Report Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): December 15, 1997


                              Lifecore Biomedical, Inc.
                ------------------------------------------------------
                (Exact name of Registrant as specified in its charter)




         Minnesota                                        41-0948334
-------------------------------                     -----------------------
(State or other jurisdiction of                         (IRS Employer
 incorporation or organization)                        Identification No.)



                                         0-4136
                              -------------------------
                               (Commission File Number)



      3515 Lyman Boulevard
       Chaska, Minnesota                                 55318
 ----------------------------                          ----------
(Address of principal executive                       (Zip Code)
 offices)







Registrant's telephone number, including area code:  612-368-4300


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ITEM 5.  OTHER EVENTS

         The press release included as Exhibit 21.1 is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS                        Page No.
                                                                  --------
(c)      Exhibits
         21.1  Press Release dated December 15, 1997                 4-5



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                                      SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  LIFECORE BIOMEDICAL, INC.





Dated:  December 30, 1997         /s/ Dennis J. Allingham
                                  ----------------------------
                                    Dennis J. Allingham
                                    Executive Vice President &
                                    Chief Financial Officer
                                    (Principal Financial Officer)


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